                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          March 8, 2002 (March 7, 2002)

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                    000-20872               41-0518430
 (State or other jurisdiction         (Commission           (I.R.S Employer
      of incorporation)               File Number)         Identification No.)

             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

          On March 7, 2002, the registrant  issued a press release entitled "St.
     Mary Agrees to Sell $75 Million of 5.75% Senior Convertible  Notes." A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

          The following exhibit is furnished as part of this report:

          Exhibit 99.1 Press release of St. Mary Land &  Exploration Company dated March 7, 2002.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ST. MARY LAND & EXPLORATION COMPANY

Date: March 8, 2002              /s/ RICHARD C. NORRIS
                                 -----------------------------------
                                 Richard C. Norris
                                 Vice President-Finance, Secretary and Treasurer